Exhibit 99.2

Advent Software, Inc. Advent Software, Inc. First Quarter 2008 Earnings Highlights April 29th, 2008 Advent Investor Relations Contact: InvestorRelations@advent.com

2 Forward-Looking Statements The financial projections under “2008 Guidance” and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2007 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 Q108 Financial Highlights (1 of 2) $0.2 $4.6 (0.5) $2.2 $ +/- 109% $0.4 $0.2 New Metric: Annual Value of Perpetual Maintenance Replaced with APX Term Migrations ($M) (14%) 2.8 3.3 Weighted Average Term (years) 41% $15.7 $11.1 Term Contract Value ($M) (including migrations) 64% $5.5 $3.4 Annual Contract Value ($M) (including migrations) % +/- Q108 Q107 Metric

4 Q108 Financial Highlights (2 of 2) 28% $13.5 $61.5 $48.0 Total Revenue ($M) 131 ($4.5) $ +/- 10% 29% 19% Term License Revenue 15% 982 851 Headcount (33%) $9.3 $13.8 Operating Cash Flow ($M) (2%) 25% 27% Recurring Revenue (8%) 46% 54% Perpetual Maintenance Revenue 1% 80% of revenue 79% of revenue Term License, Perpetual Maintenance & Recurring Revenue % +/- Q108 Q107 Metric

5 Q108 Business Highlights › New contracts: › 7 Geneva® contracts › 19 Advent Portfolio Exchange® contracts › 88% blended renewal rate for term and perpetual maintenance › Rate is based on cash collections; reported one quarter in arrears › Rate is consistent with 3-year range of 86% to 94% › Investment to support growth: › Added 36 full-time positions during the first quarter › Hired 15 in client services, 13 in sales and 8 in other areas

6 Quarterly Revenue Trend ($M) $44 $44 $46 $50 $48 $52 $56 $59 $61 $61-$63 $0 $10 $20 $30 $40 $50 $60 $70 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208G Consistent revenue growth from diverse and growing client base “G” represents Guidance provided 4/29/08

7 Quarterly TCV -> ACV ($M) $4.5 $1.4 $6.4 $4.0 $4.9 $8.5 $9.6 $16.4 $12.7 $21.0 $11.1 $18.5 $20.5 $41.0 $15.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q304 Q105 Q305 Q106 Q306 Q107 Q307 Q108 Term Contract Value + TCV for APX Migrations $1.2 $0.5 $1.4 $1.4 $1.5 $3.2 $3.6 $5.6 $4.3 $6.7 $3.4 $6.3 $5.9 $12.1 $5.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q304 Q105 Q305 Q106 Q306 Q107 Q307 Q108 Combined Average term (yrs): 3.7 2.8 4.7 2.9 3.3 2.6 2.6 2.9 3.0 3.1 3.3 2.9 3.5 3.4 2.9 Annual Contract Value + ACV for APX Migrations

8 Q108 P&L Highlights •See reconciliation of GAAP to Non-GAAP measures on slide #12 •For reconciliation of GAAP to Non-GAAP measures for the past 5 quarters, see the earnings press release Q107 Q108 $ +/- % +/- Total Revenue ($M) $48.0 $61.5 $13.5 28% GAAP Gross Profit ($M) $32.5 $41.8 $9.3 28% GAAP Gross Margin 68% 68% 0.2% 0.3% GAAP Income from Operations ($M) ($0.0) $3.7 $3.7 n/a GAAP Operating Margin (0%) 6% 6% n/a GAAP Net Income ($M) $0.4 $2.6 $2.2 500% GAAP Net Income (%) 1% 4% 3% 369% GAAP Diluted EPS ($) $0.02 $0.09 $0.08 515% Non-GAAP Income from Operations ($M) * $4.3 $7.9 $3.5 81% Non-GAAP Operating Margin * 9% 13% 4% 41% Non-GAAP Diluted EPS ($) * $0.11 $0.19 $0.08 70%

9 Q108 Revenue Performance ($M) › 14% of revenue was from EMEA in Q108, up 2 points over Q107 › 10% of revenue was from MicroEdge in Q108, down 1 point from Q107 Q107 Q108 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $37.7 $49.1 $11.4 30% Term Revenue $7.0 $14.4 $7.4 105% Perpetual Maintenance $20.5 $22.5 $2.0 10% Other Recurring $10.2 $12.3 $2.1 20% Perpetual License Revenue Fees $5.9 $5.6 ($0.3) (5%) AUA Fee Revenue $1.8 $2.0 $0.2 8% Perpetual License Revenue $4.1 $3.6 ($0.5) (11%) Professional Services & Other Revenue $4.3 $6.7 $2.4 55% Total Revenue $48.0 $61.5 $13.5 28%

10 Deferred Revenue & Operating Cash Flow $68 $74 $73 $85 $91 $96 $100 $120 $123 $50 $70 $90 $110 $130 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Total Deferred Revenue Balance at Quarter End $12.1 $10.2 $15.2 $13.8 $12.0 $12.4 $24.1 $9.3 $0 $5 $10 $15 $20 $25 $30 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Operating Cash Flow $M $M Blue component reflects term implementation deferrals; the remaining balance is from perpetual maintenance, recurring and other

11 2008 Guidance $68 - $71 Operating Cash Flow ($M) 30% – 35% Effective Tax Rate (GAAP) $0.89 - $1.01 $0.17 - $0.20 Non-GAAP EPS ($) 14% - 17% 12% - 14% Non-GAAP Operating Margin $15 - $18 Capital Expenditures ($M) 0.5% -1.0% per qtr Weighted Average Shares Outstanding Growth 35% Effective Tax Rate (Non-GAAP) $248 - $254 $61 - $63 Total Revenue ($M) Q208 FY08 Guidance

12 Reconciliation of GAAP to Non-GAAP Operating Operating Net Income Income % Income GAAP 3,724 $ 6% 2,635 $ Amortization of acquired developed technology 199 199 Amortization of other acquired intangibles 487 487 Stock-based compensation - cost of revenues 527 527 Stock-based compensation - operating expenses 2,864 2,864 Restructuring charges 56 56 Income tax adjustment for non-GAAP - (1,513) Non-GAAP 7,857 $ 13% 5,255 $ Diluted net income per share GAAP 0.09 $ Non-GAAP 0.19 $ Shares used to compute diluted net income per share 28,080 Operating Operating Net Income Income % Income GAAP (50) $ 0% 439 $ Amortization of acquired developed technology 111 111 Amortization of other acquired intangibles 474 474 Stock-based compensation - cost of revenues 422 422 Stock-based compensation - operating expenses 2,824 2,824 Restructuring charges 562 562 Income tax adjustment for non-GAAP - (1,672) Non-GAAP 4,343 $ 9% 3,160 $ Diluted net income per share GAAP 0.02 $ Non-GAAP 0.11 $ Shares used to compute diluted net income per share 28,756 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Q1 07 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Q1 08